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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 16, 2003


                         Home Loan Financial Corporation
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             (Exact name of registrant as specified in its charter)


                Ohio                               0-23927                               31-1578552
------------------------------------  ---------------------------------  -------------------------------------------
  (State or other jurisdiction of                (Commission                 (IRS Employer Identification No.)
           incorporation)                       File Number)




                     401 Main Street, Coshocton, Ohio 43812
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (740) 622-0444
                                                           --------------


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.

Item 9.  Regulation FD Disclosure.
------   ------------------------

         The following information is being furnished under Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition":

         On April 16, 2003, Home Loan Financial Corporation issued a press release regarding its earnings for the third quarter of fiscal 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   HOME LOAN FINANCIAL CORPORATION



                                   By:  /s/ Robert C. Hamilton
                                      -------------------------------------
                                        Robert C. Hamilton, President



Date:  April 16, 2003



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                                INDEX TO EXHIBITS


Exhibit Number                                   Description
--------------                                   -----------

      99 Press Release of Home Loan Financial Corporation, dated April 17, 2003